UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 29, 2019

BROWNIE’S MARINE GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-99393	90-0226181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3001 NW 25th Avenue, Suite 1, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)	(954) 462-5570

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Effective July 29, 2019 (the “Effective Date”), the Company issued options to purchase up to an aggregate of 22,838,094 shares of common stock to two service providers, including Mikkel Pitzner, a member of the Company’s board of directors, and Blake Carmichael, an employee of the Company. The options were issued pursuant to a stock option grant agreement (each, a “Grant Agreement”) and are exercisable at $0.018 per share for a period of five years from the Effective Date, subject to vesting over a period of six months.

As set forth in Item 5.02 of this report, on the Effective Date the Company issued options to purchase up to 20,761,904 shares of common stock to its chief executive officer pursuant to a Grant Agreement.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date the Company has agreed to pay the members of the Company’s board of directors an annual fee of $18,000 for serving on the Company’s board of directors for the year ending December 31, 2019. In addition, on the Effective Date the Company issued its chief executive officer options to purchase up to 20,761,904 shares of common stock. The options were issued pursuant to a Grant Agreement and are exercisable at $0.018 per share for a period of five years from the Effective Date, subject to vesting over a period of six months.

The foregoing description of the terms and conditions of the Grant Agreements are qualified in their entirety by reference to the form of Grant Agreement which is filed as Exhibit 10.14 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

		Incorporated by Reference			Filed or
No.	Exhibit Description	Form	Date Filed	Number	Furnished Herewith

4.5	Form of Stock Option Grant Agreement				Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: August 1, 2019	By:	/s/ Robert Carmichael
Robert Carmichael, Chief Executive Officer

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